UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07056

Nuveen Select Maturities Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: March 31

Date of reporting period: March 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 March 2020

Nuveen Municipal Closed-End Fund

NIM Nuveen Select Maturities Municipal Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences." Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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Chair’s Letter
 to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with all whose lives have been affected by the disease and its economic fallout. The extreme “social distancing” efforts needed to contain the coronavirus are causing a severe contraction in economic activity and amplifying market volatility, as global supply chains and consumer and business demand have been significantly disrupted. With some regions of the world having appeared to “flatten the curve” of infections, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety, in a way that minimizes the potential for a second wave of outbreaks. The spike in market volatility during March and the strong rally that followed in April may be indicative of the large swings in both directions that are likely to continue as markets digest new information and seek more clarity.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Some areas of the global economy were already on the mend prior to the coronavirus epidemic. Momentum could pick up again as factories come back online and consumer demand resumes once the virus is under control and temporary bans on movement and travel are lifted. Central banks and governments around the world have announced economic stimulus measures. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, provides direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. Additional aid will likely be approved in the months ahead.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial advisor, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
May 22, 2020

Portfolio Manager’s Comments
Nuveen Select Maturities Municipal Fund (NIM)
This Fund features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. Portfolio manager Paul L. Brennan, CFA, reviews U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of the Nuveen Select Maturities Municipal Fund (NIM). Paul has managed NIM since 2006.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended March 31, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the coronavirus pandemic. To slow the spread of the virus, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders (as of the end of March 2020). The disruption has been swift and severe, and is expected to tip the economy into recession, a several months’ long contraction across the broad economy. For the first quarter of 2020, the Bureau of Economic Analysis reported that annualized gross domestic product (GDP) shrank 4.8%, according to its “advance” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Previously, the economy had been expanding at a moderate clip. GDP grew at an annualized rate of 2.1% in the fourth quarter of 2019 and grew 2.3% in 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the coronavirus containment measures drove a significant drop in consumer spending and a sharp rise in unemployment in the final month of the quarter. The Bureau of Labor Statistics said the unemployment rate rose to 4.4% in March 2020 from 3.8% in March 2019 and job gains averaged around 118,000 per month for the past twelve months, as the economy lost 701,000 jobs in March 2020. Average hourly earnings grew at an annualized rate of 3.1% in March 2020. However, the overall trend of inflation remained subdued, and registered a notably slower rate in March 2020 due to falling gasoline prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.5% over the twelve-month reporting period ended March 31, 2020 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the most recent data do not yet reflect the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.2% year-over-year in February 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.9% and 3.5%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager’s Comments (continued)
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) left rates unchanged throughout the first half of 2019 then cut rates by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging coronavirus risks. As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns as the reporting period was closing. Equity and commodity markets sold-off and safe-haven assets rallied as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility.
Prior to the virus outbreak, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the European Union (EU), Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions.
Investors also remained watchful of local political dynamics around the world. In the U.K., the Conservative Party won a large majority in the December 2019 general election and Parliament passed the Brexit Bill days later, facilitating the U.K.’s exit from the EU at the end of January 2020. In Italy, the prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. Europe’s traditional centrist parties lost seats in the May 2019 Parliamentary elections and populist parties saw marginal gains. Europe also contended with the “yellow vest” protests in France, immigration policy concerns, Russian sanctions and political risk in Turkey. Anti-government protests erupted across Latin America, Hong Kong and Lebanon during 2019. Venezuela’s economic and political crisis deepened. Argentina surprised the market with the return of a less market-friendly administration. Brazil’s Bolsonaro administration achieved a legislative win on pension reform and kept the economy on a path of modest growth. The ruling parties in India and South Africa maintained their majorities, where slower economic growth could complicate their respective reform mandates.
Despite the severe sell-off in March 2020, municipal bonds managed positive performance over the twelve-month reporting period. For most of the reporting period, a significant decline in interest rates drove municipal bond prices higher, with positive technical and fundamental conditions also supporting credit spread tightening. Prior to the emergence of the novel coronavirus, interest rates had been pressured lower by signs that the economy’s momentum was slowing, a more dovish central bank policy, geopolitical tensions (especially regarding trade) and bouts of equity market volatility. Then, from late February through March 2020, coronavirus risks permeated the markets, sending U.S. Treasury yields to historic lows. Rate volatility increased sharply in that six-week period. As liquidity became stressed, investors began to liquidate any asset possible, including municipal bonds. Municipal bond prices declined rapidly, amid rampant selling across both the high grade and high yield segments that was exacerbated in some cases by exchange-traded fund and closed-end fund selling. Credit spreads widened significantly during the March 2020 sell-off, ending the month above their long-term average. In the final weeks of the reporting period, monetary and fiscal interventions from the Fed and U.S. government helped the market stabilize, although prices remained meaningfully off their pre-crisis levels. The U.S. Treasury yield curve flattened overall, with a portion of the curve temporarily inverting (i.e. longer rates were lower than shorter rates, the opposite of normal) from late August 2019 to late September 2019. The municipal yield curve also flattened overall during the reporting period, as yields on longer maturities fell more than those of shorter maturities.
Prior to the market turmoil in March 2020, municipal bond gross issuance nationwide had been robust. The overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 30% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been adequate, the net has not and this was an overall positive technical factor on municipal bond investment performance in recent years. Notably, taxable municipal bond issuance increased meaningfully in 2019. The Tax Cut and Jobs Act of 2017 prohibits municipal issuers from issuing new tax-exempt bonds to pre-refund existing tax-exempt bonds. However, municipalities have taken advantage of the low interest rate environment and the strong demand for yield to issue taxable municipal debt, enabling them to save on net interest costs.
Demand for municipal bonds was strong for most of this reporting period. Municipal bond funds took in consistently positive cash flows in calendar year 2019 and the first two months of 2020. However, fund flows turned more volatile in March 2020, as markets began to digest the coronavirus impact. Low interest rates in the U.S. and globally have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, there has been increased demand for tax-exempt municipal bonds in 2019 to date, especially in states with high income taxes and/or property taxes.
What key strategies were used to manage NIM during the twelve-month reporting period ended March 31, 2020?
The Fund’s primary investment objective is current income exempt from regular federal income tax, consistent with the preservation of capital. Its secondary objective is the enhancement of portfolio value. The Fund invests in municipal securities that are exempt from federal income taxes. The Fund invests in municipal securities of varying maturities targeting an overall intermediate duration profile.
For most of the reporting period, a favorable macroeconomic backdrop, strong demand, narrowing credit spreads and falling interest rates supported municipal bond performance. However, the coronavirus pandemic and the shutdown of the economy introduced significant uncertainty about the future of economic growth and impact to municipal credit fundamentals. As the nearer-term impacts began to materialize, we looked for relative value and income enhancement opportunities among credits we believe may demonstrate resilience over the long term.
With its emphasis on intermediate maturities, lower rated credits and sectors offering higher yields, we considered the Fund generally well positioned for the more normal market conditions present in the majority of the reporting period. The Fund’s overall positioning remained relatively unchanged during the reporting period, although we allowed its duration to drift toward the shorter end of its target range. In the prevailing market conditions before the health crisis, there were fewer opportunities to source enhanced income among longer duration bonds.
We continued to seek attractive relative value opportunities to bolster the Fund’s long-term performance potential. We bought bonds across a range of sectors and selectively added different maturity structures, including single-family housing bonds and new issues for CommonSpirit Health and New York MTA (Metropolitan Transportation Authority). We also added high yield, below investment grade rated credits issued for Puerto Rico sales tax revenue (known as COFINAs), Puerto Rico Aqueduct and Sewer

Portfolio Manager’s Comments (continued)
Authority (PRASA) and Virgin Trains USA Passenger Rail Project, a privately operated South Florida rail line. The Virgin Trains USA credits were issued after Brightline Passenger Rail Project called some bonds, which we owned, and was subsequently renamed Virgin Trains USA. We also bought the replacement Buckeye Tobacco settlement bonds. During the reporting period, the state of Ohio refinanced its legacy tobacco settlement bonds, which we owned, and issued new bonds with a higher quality rating than the old bonds.
The proceeds from called and maturing bonds provided most of the cash to invest in new bonds. Because NIM is an intermediate maturity Fund, it typically has a greater number of bonds maturing or being called than funds with longer average maturity targets. Our trading activity was mostly driven by reinvesting these proceeds, as we believed the Fund was well positioned to meet its income and maturity mandates.
In addition, NIM now holds Energy Harbor common stock, after FirstEnergy Solutions successfully emerged from bankruptcy and the restructured company was renamed Energy Harbor. The Fund received Energy Harbor stock when its holding of bonds issued by FirstEnergy Solutions was converted into Energy Harbor equity as part of its debt reorganization and emergence from bankruptcy protection, which was completed in February 2020. Over time, we expect to sell these shares and reinvest the proceeds into municipal bonds.
How did NIM perform during the twelve-month reporting period ended March 31, 2020?
The table in NIM’s Performance Overview and Holding Summaries section of this report provides total returns for the Fund for the one-year, five-year and ten-year periods ended March 31, 2020. The Fund’s returns are compared with the performance of corresponding market indexes.
For the twelve months ended March 31, 2020, the total return on net asset value (NAV) for NIM underperformed the return for the S&P Municipal Bond Intermediate Index.
The speed and severity of the March 2020 sell-off had a significant impact on performance for the 12-month period overall. The main drag on relative performance came from the disproportionate credit spread widening among lower rated and high yield bonds during March 2020. The Fund’s exposure to credits rated BBB and lower, including tobacco, utilities and tax supported Puerto Rico bonds, were hit particularly hard in March 2020, overwhelming the strong performance generated earlier in the reporting period. Lower rated investment grade bonds, such as the Buckeye Tobacco replacement bonds we bought, also declined, albeit to a lesser extent than the BBB rated and below investment grade bonds.
The Fund’s positioning was modestly favorable in the sectors predominantly composed of higher grade bonds, including pre-refunded, single-family housing and local general obligation (GO) bonds. The Fund held a slight overweight to pre-refunded bonds, as we held onto the bonds to keep the portfolio fully invested and earn income while waiting for more attractive long-term opportunities. The Fund’s holdings in local GOs benefited from their longer durations as well as higher credit quality.
The Fund’s relatively shorter duration than the benchmark was a mild relative detractor in this reporting period, as the Fund did not fully benefit from the decline in interest rates. However, the Fund’s small overweight in longer duration bonds was modestly helpful.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Fund’s distributions is current as of March 31, 2020. The Fund’s distribution levels may vary over time based on its investment activity and portfolio investment value changes.
During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.
Per Common
Monthly Distributions (Ex-Dividend Date)	Share Amounts
April 2019	$0.0265
May	0.0265
June	0.0265
July	0.0265
August	0.0265
September	0.0265
October	0.0265
November	0.0265
December	0.0265
January	0.0265
February	0.0265
March 2020	0.0265
Total Distributions from Net Investment Income	$0.3180
Yields
Market Yield*	3.25%
Taxable-Equivalent Yield*	5.49%

*
Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 40.8%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Common Share Information (continued)
CHANGE IN METHOD OF PUBLISHING NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS
During November 2019, the Nuveen Closed-End Funds discontinued the practice of announcing Fund distribution amounts and timing via press release. Instead, information about the Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders will be posted and can be found on Nuveen’s enhanced closed-end fund resource page, which is at www.nuveen.com/closed-end-fund-distributions, along with other Nuveen closed-end fund product updates. Shareholders can expect regular distribution information to be posted on www.nuveen.com on the first business day of each month. To ensure that our shareholders have timely access to the latest information, a subscribe function can be activated at this link here, or at this web page (www.nuveen.com/en-us/people/about-nuveen/for-the-media).
COMMON SHARE REPURCHASES
During August 2019, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of March 31, 2020, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.
Common shares cumulatively repurchased and retired	0
Common shares authorized for repurchase	1,245,000
During the current reporting period, the Fund did not repurchase any of its outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of March 31, 2020, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.
Common share NAV	$10.44
Common share price	$9.77
Premium/(Discount) to NAV	(6.42)%
12-month average premium/(discount) to NAV	(3.32)%

Risk Considerations
Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Select Maturities Municipal Fund (NIM)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NIM.

NIM	Nuveen Select Maturities Municipal Fund Performance Overview and Holding Summaries as of March 31, 2020

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of March 31, 2020

	Average Annual
	1-Year	5-Year	10-Year
NIM at Common Share NAV	1.83%	2.78%	3.60%
NIM at Common Share Price	1.14%	1.17%	2.79%
S&P Municipal Bond Intermediate Index	3.59%	3.01%	3.97%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	95.8%
Common Stocks	1.1%
Short-Term Municipal Bonds	1.1%
Other Assets Less Liabilities	2.0%
Net Assets	100%

Portfolio Credit Quality
(% of total investments)
U.S. Guaranteed	6.5%
AAA	3.0%
AA	24.3%
A	34.8%
BBB	17.9%
BB or Lower	6.8%
N/R (not rated)	5.5%
N/A (not applicable)	1.2%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	17.6%
Transportation	16.8%
Utilities	15.1%
Health Care	13.5%
Tax Obligation/General	13.2%
U.S. Guaranteed	6.5%
Consumer Staples	3.8%
Other	13.5%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	14.8%
New Jersey	8.4%
California	8.4%
Texas	6.8%
Pennsylvania	5.4%
Ohio	4.7%
New York	4.5%
Florida	4.2%
Arizona	3.8%
Wisconsin	3.7%
Louisiana	3.4%
Washington	2.5%
Colorado	2.4%
Alabama	1.8%
Puerto Rico	1.6%
Kentucky	1.6%
North Carolina	1.5%
Michigan	1.4%
Other	19.1%
Total	100%

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Nuveen Select Maturities Municipal Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Nuveen Select Maturities Municipal Fund (the Fund), including the portfolio of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
May 29, 2020

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.9%
	MUNICIPAL BONDS – 95.8%
	Alabama – 1.2%
$ 210	Black Belt Energy Gas District, Alabama, Gas PrePay Revenue Bonds, Project 3 Series	9/23 at 100.31	A	$ 216,155
	2018A, 4.000%, 12/01/48 (Mandatory Put 12/01/23)
300	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 4.000%,	3/21 at 100.59	Aa2	303,393
	7/01/46 (Mandatory Put 6/01/21)
565	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%,	4/22 at 100.52	Aa2	576,746
	8/01/47 (Mandatory Put 7/01/22)
105	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds,	4/25 at 100.00	N/R	105,894
	Spring Hill College Project, Series 2015, 5.000%, 4/15/27
260	Southeast Alabama Gas Supply District, Alabama, Gas Supply Revenue Bonds, Project 2,	3/24 at 100.29	A	269,212
	Fixed Rate Series 2018A, 4.000%, 6/01/49 (Mandatory Put 6/01/24)
115	Tuscaloosa County Industrial Development Authority, Florida, Gulf Opportunity Zone	5/29 at 100.00	N/R	109,828
	Bonds, Hunt Refining Project, Refunding Series 2019A, 4.500%, 5/01/32, 144A
1,555	Total Alabama			1,581,228
	Alaska – 0.1%
150	Alaska Industrial Development and Export Authority, Loan Anticipation Revenue Notes,	5/20 at 100.00	N/R	150,189
	YKHC Project, Series 2017, 3.500%, 12/01/20
20	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	5/20 at 100.00	A1	20,061
170	Total Alaska			170,250
	Arizona – 3.7%
75	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue	3/22 at 100.00	A–	75,492
	Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
315	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s	2/22 at 100.00	A1	333,683
	Hospital, Refunding Series 2012A, 5.000%, 2/01/27
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility
	Project, Refunding Senior Series 2012A:
425	5.000%, 7/01/25	7/22 at 100.00	A1	453,930
685	5.000%, 7/01/26	7/22 at 100.00	A1	731,155
685	5.000%, 7/01/27	7/22 at 100.00	A1	730,374
120	Arizona State, Certificates of Participation, Refunding Series 2019A, 5.000%, 10/01/27	No Opt. Call	Aa2	149,309
600	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	611,778
	Bonds, Intel Corporation Project, Series 2005, 2.400%, 12/01/35 (Mandatory Put 8/14/23)
60	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	61,328
	Bonds, Intel Corporation Project, Series 2007, 2.700%, 12/01/37 (Mandatory Put 8/14/23) (AMT)
375	Chandler Industrial Development Authority, Arizona, Industrial Development Revenue	No Opt. Call	A+	415,815
	Bonds, Intel Corporation Project, Series 2019, 5.000%, 6/01/49 (Mandatory Put 6/03/24) (AMT)
115	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric	3/23 at 100.00	A–	115,946
	Power Company Project, Series 2013A, 4.000%, 9/01/29
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy
	Inc. Prepay Contract Obligations, Series 2007:
245	5.000%, 12/01/32	No Opt. Call	A3	285,369
730	5.000%, 12/01/37	No Opt. Call	A3	860,904
4,430	Total Arizona			4,825,083

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arkansas – 0.4%
$ 540	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light	No Opt. Call	A	$ 540,729
	Company Project, Series 2013, 2.375%, 1/01/21
	California – 8.1%
100	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	10/25 at 100.00	AA	106,751
	Term Rate Series 2018A, 2.625%, 4/01/45 (Mandatory Put 4/01/26)
390	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital,	2/27 at 100.00	AA	423,532
	Series 2017, 3.750%, 2/01/32
125	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph	No Opt. Call	AA–	142,670
	Health, Term Rate Series 2019C, 5.000%, 10/01/39 (Mandatory Put 10/01/25)
140	California Housing Finance Agency, Municipal Certificate Revenue Bonds, Class A Series	No Opt. Call	BBB+	148,212
	2019-2, 4.000%, 3/20/33
275	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace	7/26 at 100.00	BB	285,736
	Academy Project, Series 2016A, 5.000%, 7/01/31, 144A
1,040	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien	6/28 at 100.00	AA	1,044,597
	Series 2018A, 3.250%, 12/31/32 – AGM Insured (AMT)
285	California Municipal Finance Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	N/R	284,923
	Management Inc., Series 2004, 2.000%, 12/01/44 (Mandatory Put 12/01/20) (AMT)
105	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	N/R	108,124
	Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory Put 11/03/25) (AMT)
290	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	A–	301,672
	Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (AMT)
205	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds,	No Opt. Call	A–	209,768
	Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (AMT)
470	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	5/20 at 100.00	Aa2	471,321
150	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	168,903
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/29
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2018A:
710	5.000%, 12/01/27, 144A	No Opt. Call	BB	833,377
30	5.000%, 12/01/33, 144A	6/28 at 100.00	BB	33,775
250	Delano, California, Certificates of Participation, Delano Regional Medical Center,	1/23 at 100.00	BBB (4)	276,095
	Series 2012, 5.000%, 1/01/24 (Pre-refunded 1/01/23)
205	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	BB–	201,238
	Asset-Backed Bonds, Series 2018A-1, 3.500%, 6/01/36
100	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon	9/24 at 100.00	N/R	108,305
	Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/32
245	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities	4/20 at 100.00	AA	245,630
	District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured
1,000	Mount San Antonio Community College District, Los Angeles County, California, General	2/28 at 100.00	Aa1	1,102,780
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (5)
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%,	No Opt. Call	AA	1,826,360
	8/01/25 – AGC Insured
35	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds,	6/23 at 100.00	A	37,675
	Series 2013A, 5.750%, 6/01/44
80	San Diego Association of Governments, California, Capital Grants Receipts Revenue Bonds,	11/26 at 100.00	A–	80,446
	Mid-Coast Corridor Transit Project, Green Series 2019B, 1.800%, 11/15/27
2,000	San Diego Community College District, California, General Obligation Bonds, Refunding	No Opt. Call	AAA	1,369,480
	Series 2011, 0.000%, 8/01/37
415	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road	1/25 at 100.00	A–	451,732
	Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/29
215	Washington Township Health Care District, California, Revenue Bonds, Refunding Series	No Opt. Call	Baa1	250,604
	2015A, 5.000%, 7/01/25
10,860	Total California			10,513,706

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 2.3%
$ 750	Colorado Bridge Enterprise, Revenue Bonds, Central 70 Project, Senior Series 2017,	12/27 at 100.00	A–	$ 851,175
	4.000%, 6/30/30 (AMT)
250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	No Opt. Call	BBB+	262,847
	Initiatives, Series 2008D-3, 5.000%, 10/01/38 (Mandatory Put 11/12/21)
150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	2/21 at 100.00	BBB+ (4)	154,307
	Initiatives, Series 2011A, 5.250%, 2/01/31 (Pre-refunded 2/01/21)
100	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, 9th and Colorado	12/23 at 103.00	N/R	94,486
	Urban Redevelopment Area, Series 2018A, 5.250%, 12/01/39, 144A
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
300	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	235,569
250	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	170,672
1,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%,	9/20 at 41.72	A	412,500
	3/01/36 – NPFG Insured
500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds,	No Opt. Call	N/R	504,955
	Refunding Series 2013, 5.000%, 12/01/20, 144A
215	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project	7/20 at 100.00	Baa3	216,316
	Private Activity Bonds, Series 2010, 6.000%, 1/15/41
100	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds,	No Opt. Call	Ba1	96,679
	Series 2017A-1, 3.500%, 12/01/27
3,615	Total Colorado			2,999,506
	Connecticut – 1.0%
445	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford	1/30 at 100.00	A+	500,251
	HealthCare Issue, Series 2020A, 4.000%, 7/01/37
150	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven	1/24 at 100.00	AA–	150,282
	Health Issue, Series 2014D, 1.800%, 7/01/49 (Mandatory Put 7/01/24)
325	Connecticut State, General Obligation Bonds, Refunding Series 2012C, 5.000%, 6/01/22	No Opt. Call	A1	348,927
110	Connecticut State, General Obligation Bonds, Refunding Series 2016G, 5.000%, 11/01/20	No Opt. Call	A1	112,235
25	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/22	No Opt. Call	A1	26,872
90	Connecticut State, General Obligation Bonds, Series 2013C, 5.000%, 7/15/22	No Opt. Call	A1	96,983
20	Connecticut State, General Obligation Bonds, Series 2019A, 5.000%, 4/15/23	No Opt. Call	A1	22,019
1,165	Total Connecticut			1,257,569
	Delaware – 0.2%
170	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series	7/23 at 100.00	BBB+	185,292
	2013, 5.000%, 7/01/28
	District of Columbia – 0.7%
120	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard	10/22 at 100.00	BB+	122,054
	Properties LLC Issue, Series 2013, 5.000%, 10/01/30
705	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	735,985
	Bonds, Series 2001, 6.500%, 5/15/33
825	Total District of Columbia			858,039
	Florida – 3.6%
80	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds,	6/26 at 100.00	A	95,772
	Shands Teaching Hospital & Clinics, Inc. at the University of Florida Project, Refunding
	Series 2019B-2, 5.000%, 12/01/37 (Mandatory Put 12/01/26)
275	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas	No Opt. Call	AA	298,963
	Series 2017, 3.000%, 9/01/28 – AGM Insured
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds,
	Series 2015A-1:
555	5.000%, 6/01/22	12/21 at 100.00	AA	585,281
390	5.000%, 6/01/25	12/24 at 100.00	AA	446,113

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 455	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account	No Opt. Call	AA	$ 457,807
	Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/20
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges
	University, Refunding Series 2013:
55	4.750%, 11/01/23	No Opt. Call	BB+	55,341
370	6.000%, 11/01/33	11/23 at 100.00	BB+	382,040
	Florida Development Finance Corporation, Florida, Surface Transportation Facility
	Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A:
665	6.375%, 1/01/49 (AMT) (Mandatory Put 1/01/26), 144A	6/20 at 105.00	N/R	589,503
660	6.500%, 1/01/49 (AMT) (Mandatory Put 1/01/29), 144A	6/20 at 105.00	N/R	583,658
135	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2018-2,	1/28 at 100.00	Aaa	150,169
	3.750%, 7/01/33
170	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series	No Opt. Call	AA–	173,116
	2010, 5.000%, 10/01/20
90	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH	12/24 at 100.00	N/R (4)	103,217
	Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31 (Pre-refunded 12/01/24)
	Tampa, Florida, Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project,
	Refunding & Capital Improvement Series 2012A:
160	5.000%, 9/01/22	No Opt. Call	A+	174,272
350	5.000%, 9/01/23	9/22 at 100.00	A+	379,218
185	5.000%, 9/01/25	9/22 at 100.00	A+	198,401
4,595	Total Florida			4,672,871
	Georgia – 1.3%
110	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1995,	8/22 at 100.00	N/R (4)	115,115
	5.200%, 8/01/25 – NPFG Insured (Pre-refunded 8/01/22)
370	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2018B,	12/27 at 100.00	AAA	383,157
	3.800%, 12/01/33
265	Main Street Natural Gas Inc., Georgia, Gas Supply Revenue Bonds, Series 2019B, 4.000%,	9/24 at 100.43	Aa1	283,002
	8/01/49 (Mandatory Put 12/02/24)
900	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University,	10/22 at 100.00	Baa1	952,425
	Refunding Series 2012C, 5.250%, 10/01/23
1,645	Total Georgia			1,733,699
	Guam – 0.2%
140	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	142,514
	2013, 5.500%, 7/01/43
150	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (AMT)	10/23 at 100.00	BBB+	157,124
290	Total Guam			299,638
	Hawaii – 1.4%
200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific	7/23 at 100.00	BB	206,120
	University, Series 2013A, 6.250%, 7/01/27
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian	No Opt. Call	A–	1,017,380
	Electric Company, Inc. and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (AMT)
20	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health	7/25 at 100.00	AA–	23,363
	Systems, Series 2015A, 5.000%, 7/01/29
510	HAWAIIAN ELECTRIC COMPANY INC and Its Subsidiaries, Special Purpose Revenue Bonds,	No Opt. Call	A–	523,698
	Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (AMT)
1,730	Total Hawaii			1,770,561
	Idaho – 0.4%
475	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project,	No Opt. Call	BBB–	457,990
	Refunding Series 2016, 2.750%, 10/01/24

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 14.3%
	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
$ 10	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	$ 10,157
10	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	10,232
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	25,849
25	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	25,972
65	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	67,719
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
15	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	15,235
15	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	15,348
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	25,849
35	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	36,361
40	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	41,597
1,215	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	1,292,140
	Series 2016, 6.000%, 4/01/46
750	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	827,122
	Refunding Series 2017B, 6.750%, 12/01/30, 144A
290	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	296,621
	Refunding Series 2017C, 5.000%, 12/01/30
200	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB	204,170
	Refunding Series 2017D, 5.000%, 12/01/31
255	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	BB	253,802
	Refunding Series 2018A, 4.000%, 12/01/21
300	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	No Opt. Call	BB	307,041
	Refunding Series 2018C, 5.000%, 12/01/24
300	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	1/25 at 100.00	A	330,345
	Lien Refunding Series 2015A, 5.000%, 1/01/33 (AMT)
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
60	5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (4)	66,160
140	5.000%, 1/01/23	No Opt. Call	AA–	142,533
225	5.000%, 1/01/24	No Opt. Call	BBB+	230,218
190	5.000%, 1/01/25	No Opt. Call	BBB+	195,343
180	5.000%, 1/01/26	No Opt. Call	BBB+	185,857
325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C,	No Opt. Call	A+	330,775
	5.000%, 11/15/21
185	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A,	No Opt. Call	A+	186,894
	5.000%, 11/15/20
590	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017,	3/26 at 100.00	AA	624,674
	3.300%, 3/01/28 – BAM Insured
625	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light	No Opt. Call	Aa3	625,719
	and Coke Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory Put 8/01/20)
215	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding	No Opt. Call	AA	247,289
	Series 2008A-2, 4.000%, 11/01/30
1,850	Illinois Finance Authority, Revenue Bonds, Ascension Health/fkaPresence Health Network,	No Opt. Call	AA+	1,963,386
	Series 2016C, 4.000%, 2/15/24
455	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012,	9/22 at 100.00	AA+	494,926
	5.000%, 9/01/27
560	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A,	9/24 at 100.00	AA+	614,074
	4.625%, 9/01/39
	Illinois State, General Obligation Bonds, February Series 2014:
370	5.000%, 2/01/25	2/24 at 100.00	BBB	385,059
325	5.000%, 2/01/26	2/24 at 100.00	BBB	336,674
100	Illinois State, General Obligation Bonds, November Series 2017D, 5.000%, 11/01/28	11/27 at 100.00	BBB	103,939

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois State, General Obligation Bonds, Refunding Series 2012:
$ 390	5.000%, 8/01/20	No Opt. Call	BBB	$ 391,759
335	5.000%, 8/01/21	No Opt. Call	BBB	341,067
1,000	5.000%, 8/01/22	No Opt. Call	BBB	1,027,960
320	5.000%, 8/01/23	No Opt. Call	BBB	332,240
	Illinois State, General Obligation Bonds, Series 2013:
280	5.500%, 7/01/25	7/23 at 100.00	BBB	293,885
240	5.500%, 7/01/26	7/23 at 100.00	BBB	250,896
480	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien	1/26 at 100.00	AA–	557,645
	Series 2016A, 5.000%, 12/01/31
450	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien	No Opt. Call	AA–	526,792
	Series 2018A, 5.000%, 1/01/26
455	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B,	1/26 at 100.00	AA–	523,801
	5.000%, 1/01/37
	North Barrington, Lake County, Illinois, Special Tax Bonds, Special Service Area 19,
	Refunding Series 2019:
365	4.000%, 2/01/28 – BAM Insured	No Opt. Call	AA	417,651
200	4.000%, 2/01/29 – BAM Insured	2/28 at 100.00	AA	227,696
395	4.000%, 2/01/30 – BAM Insured	2/28 at 100.00	AA	448,159
1,025	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	No Opt. Call	A	1,068,368
	Series 2010, 5.250%, 6/01/21
255	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds,	No Opt. Call	A	296,626
	Series 2017, 5.000%, 6/01/25
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial
	Group, Inc., Series 2013:
50	7.250%, 11/01/33 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	60,394
95	7.250%, 11/01/36 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	114,749
200	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	244,192
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
245	5.000%, 3/01/33	3/25 at 100.00	A	279,878
145	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	165,496
500	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue	No Opt. Call	A+	532,645
	Source, Series 2012, 4.000%, 11/01/22
17,395	Total Illinois			18,620,979
	Indiana – 1.1%
60	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For	5/20 at 100.00	B	60,031
	Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21
60	Indiana Housing and Community Development Authority, Single Family Mortgage Revenue	7/29 at 100.00	Aaa	60,072
	Bonds, Series 2020A, 2.750%, 7/01/40
140	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series	10/24 at 100.00	A+	161,056
	2014A, 5.000%, 10/01/31
250	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012,	No Opt. Call	N/R	257,120
	4.750%, 2/01/21
250	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds,	8/24 at 100.00	A	286,385
	Refunding Series 2014, 5.000%, 2/01/29
600	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc.	No Opt. Call	A1	627,894
	Project, Series 2015, 5.000%, 11/01/45 (Mandatory Put 11/01/22) (AMT)
1,360	Total Indiana			1,452,558
	Iowa – 0.9%
500	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%,	6/20 at 100.00	A2 (4)	503,755
	6/15/27 (Pre-refunded 6/15/20)
80	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/20 at 103.00	BB–	75,102
	Company Project, Refunding Series 2019, 3.125%, 12/01/22

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$ 200	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/23 at 100.00	BB–	$ 204,730
	Company Project, Series 2013, 5.250%, 12/01/25
185	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	4/20 at 104.00	BB–	187,013
	Company Project, Series 2016, 5.875%, 12/01/27, 144A
220	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 103.00	BB–	224,407
	Company Project, Series 2018A, 5.250%, 12/01/50 (Mandatory Put 12/01/33)
1,185	Total Iowa			1,195,007
	Kansas – 0.2%
100	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds,	9/22 at 100.00	A	108,162
	Improvement Series 2012B, 5.000%, 9/01/37
105	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds,	No Opt. Call	A	114,287
	Refunding & Improvement Series 2014A, 5.000%, 9/01/22
205	Total Kansas			222,449
	Kentucky – 1.5%
30	Ashland, Kentucky, Medical Center Revenue Bonds, Ashland Hospital Corporation d/b/a	2/30 at 100.00	BBB–	32,469
	King’s Daughters Medical Center Project, Refunding Series 2019, 4.000%, 2/01/36
550	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro	6/27 at 100.00	Baa3	628,210
	Health, Refunding Series 2017A, 5.000%, 6/01/31
340	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State	6/21 at 100.00	A1	353,729
	Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29
155	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities	No Opt. Call	A1	155,070
	Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.650%, 6/01/33
	(Mandatory Put 6/01/21)
225	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018A, 4.000%,	1/24 at 100.37	A3	232,695
	4/01/48 (Mandatory Put 4/01/24)
285	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018B, 4.000%,	10/24 at 100.24	A1	285,504
	1/01/49 (Mandatory Put 1/01/25)
125	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2018C-1, 4.000%,	3/25 at 100.19	A	130,254
	12/01/49 (Mandatory Put 6/01/25)
100	Public Energy Authority of Kentucky, Gas Supply Revenue Bonds, Series 2019C-1, 4.000%,	11/27 at 100.47	A	105,082
	2/01/50 (Mandatory Put 2/01/28)
30	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County	No Opt. Call	A+	32,214
	Community Hospital Corporation, Series 2013, 5.000%, 4/01/23
1,840	Total Kentucky			1,955,227
	Louisiana – 3.3%
100	Calcasieu Parish Memorial Hospital Service District, Louisiana, Revenue Bonds, Lake	12/29 at 100.00	BB+	116,088
	Charles Memorial Hospital, Refunding Series 2019, 5.000%, 12/01/39
455	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East	7/21 at 100.00	B	465,388
	Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41
1,185	Louisiana Local Government Environmental Facilities and Community Development Authority,	11/27 at 100.00	Baa2	1,144,746
	Revenue Bonds, Westlake Chemical Corporation Projects, Refunding Series 2017, 3.500%, 11/01/32
150	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/26 at 100.00	A3	178,870
	Refunding Series 2016, 5.000%, 5/15/29
150	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,	5/27 at 100.00	A3	182,524
	Refunding Series 2017, 5.000%, 5/15/30
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project,
	Series 2015:
525	5.000%, 5/15/22	No Opt. Call	A3	564,149
350	5.000%, 5/15/24	No Opt. Call	A3	398,625
140	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015,	No Opt. Call	AA–	166,739
	5.000%, 12/01/25
100	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/32	6/25 at 100.00	A	116,410

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$ 590	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project,	No Opt. Call	BBB	$ 596,844
	Series 2010, 4.000%, 12/01/40 (Mandatory Put 6/01/22)
100	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation	No Opt. Call	BBB	80,666
	Project, Refunding Series 2017A-3, 2.200%, 6/01/37 (Mandatory Put 7/01/26)
	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Junior Lien Series 2019B:
25	5.000%, 12/01/31 – AGM Insured	12/28 at 100.00	AA	31,158
150	4.000%, 12/01/33 – AGM Insured	12/28 at 100.00	AA	173,064
100	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed	4/20 at 100.00	A	100,147
	Refunding Bonds, Series 2013A, 5.500%, 5/15/29
4,120	Total Louisiana			4,315,418
	Maine – 0.0%
35	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/22	No Opt. Call	A–	37,623
	Maryland – 0.4%
335	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017,	9/27 at 100.00	BB+	340,554
	5.000%, 9/01/30
180	Maryland Community Development Administration Department of Housing and Community	3/29 at 100.00	Aa1	183,330
	Development, Residential Revenue Bonds, Series 2019C, 2.700%, 9/01/34
515	Total Maryland			523,884
	Massachusetts – 0.4%
200	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue,	7/24 at 100.00	BB	213,940
	Series 2014A, 5.000%, 7/01/27
100	Massachusetts Development Finance Agency Revenue Refunding Bonds, NewBridge on the	10/22 at 105.00	BB+	92,103
	Charles, Inc. Issue, Series 2017, 4.000%, 10/01/32, 144A
60	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Series	7/28 at 100.00	A	72,524
	2018J-2, 5.000%, 7/01/33
160	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series	6/29 at 100.00	AA+	162,283
	2019-214, 2.800%, 12/01/39
520	Total Massachusetts			540,850
	Michigan – 1.4%
400	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds,	No Opt. Call	BB+	333,800
	Development Area 1 Projects, Series 1996B, 0.000%, 7/01/23
150	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B,	No Opt. Call	A+	189,601
	5.500%, 7/01/29 – NPFG Insured
150	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water &	7/25 at 100.00	A+	172,239
	Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C,
	5.000%, 7/01/34
50	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2018A,	10/27 at 100.00	AA	54,420
	3.800%, 10/01/38
230	Michigan Housing Development Authority, Single Family Mortgage Revenue Bonds, Series	12/28 at 100.00	AA+	234,828
	2019B, 2.700%, 12/01/34
705	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne	12/25 at 100.00	A1	791,475
	County Airport, Refunding Series 2015F, 5.000%, 12/01/33 (AMT)
1,685	Total Michigan			1,776,363
	Minnesota – 0.2%
194	Minnesota Housing Finance Agency, Homeownership Finance Bonds, Mortgage-Backed	7/26 at 100.00	Aaa	200,429
	Securities Program, Series 2017E, 2.850%, 6/01/47
	Mississippi – 0.5%
130	Mississippi Business Finance Corporation, Pollution Control Revenue, Mississippi Power,	3/24 at 100.00	A–	132,733
	Series 2002, 3.200%, 9/01/28
175	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company	No Opt. Call	A–	176,764
	Project, First Series 2010, 2.750%, 12/01/40 (Mandatory Put 12/09/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi (continued)
$ 265	Mississippi Business Finance Corporation, Revenue Bonds, System Energy Resources, Inc.	4/21 at 100.00	BBB+	$ 265,363
	Project, Refunding Series 2019, 2.500%, 4/01/22
570	Total Mississippi			574,860
	Missouri – 0.2%
100	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson	11/25 at 100.00	N/R	97,065
	Shoppes Redevelopment Project, Refunding Series 2017A, 4.000%, 11/01/26
100	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	5/23 at 100.00	BBB	105,606
	Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33
30	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue	11/23 at 100.00	BBB	30,292
	Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32
35	St Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1989A,	7/20 at 100.00	AA+ (4)	35,578
	8.125%, 8/01/20 (Pre-refunded 7/01/20) (AMT)
265	Total Missouri			268,541
	Montana – 0.4%
260	Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th	1/23 at 100.00	N/R	263,440
	Street, Series 2013A, 5.000%, 7/01/33
300	Forsyth, Montana Pollution Control Revenue Bonds, Portland General Electric Company	3/30 at 102.00	A1	302,067
	Project, Refunding Series 1998A, 2.125%, 5/01/33
560	Total Montana			565,507
	Nebraska – 0.2%
100	Central Plains Energy Project, Nebraska, Gas Project 4 Revenue Bonds, Series 2018A,	10/23 at 100.43	A	106,467
	5.000%, 3/01/50 (Mandatory Put 1/01/24)
100	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public	6/22 at 100.00	AA–	106,420
	Schools Series 2012, 4.000%, 6/15/23
100	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series	3/29 at 100.00	AA+	101,054
	2019D, 2.600%, 9/01/34
300	Total Nebraska			313,941
	Nevada – 1.0%
200	Clark County, Nevada, General Obligation Bonds, Refunding Flood Control Series 2014,	11/24 at 100.00	AA+	218,984
	4.000%, 11/01/33
45	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence,	No Opt. Call	N/R	46,110
	Refunding Series 2013, 5.000%, 6/01/22
65	Sparks, Nevada, Sales Tax Revenue Bonds, Tourism Improvement District 1 Legends at	No Opt. Call	Ba2	60,663
	Sparks Marina, Refunding Senior Series 2019A, 2.750%, 6/15/28, 144A
200	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power	No Opt. Call	A2	205,466
	Company, Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory Put 6/01/22)
775	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors	7/21 at 100.00	AA	811,750
	Authority, Refunding Series 2011, 5.000%, 7/01/23
1,285	Total Nevada			1,342,973
	New Hampshire – 0.3%
259	National Finance Authority, New Hampshire, Municipal Certificates Series 2020-1 Class A,	No Opt. Call	BBB	274,721
	4.125%, 1/20/34
105	New Hampshire Business Finance Authority, Water Facility Revenue Bonds, Pennichuck Water	1/26 at 100.00	A+	112,902
	Works Inc. Project , Series 2015A, 4.250%, 1/01/36 (AMT)
364	Total New Hampshire			387,623
	New Jersey – 8.2%
510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue	2/24 at 100.00	BBB+	548,592
	Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/30
280	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB–	290,609
	Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (AMT)

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds,
	Series 2012:
$ 280	5.000%, 6/15/20	No Opt. Call	BBB+	$ 281,750
150	5.000%, 6/15/21	No Opt. Call	BBB+	155,360
370	5.000%, 6/15/22	No Opt. Call	BBB+	393,140
375	5.000%, 6/15/23	6/22 at 100.00	BBB+	397,496
210	5.000%, 6/15/24	6/22 at 100.00	BBB+	222,287
510	5.000%, 6/15/25	6/22 at 100.00	BBB+	539,315
150	5.000%, 6/15/26	6/22 at 100.00	BBB+	158,374
125	4.250%, 6/15/27	6/22 at 100.00	BBB+	129,580
300	5.000%, 6/15/28	6/22 at 100.00	BBB+	316,191
220	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	A2	232,276
	Replacement Project, Series 2013, 5.000%, 1/01/28 (AMT)
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	6/25 at 100.00	A–	1,074,290
	Refunding Series 2015XX, 5.000%, 6/15/27
1,095	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior	12/26 at 100.00	Aaa	1,181,823
	Lien Series 2017-1A, 3.750%, 12/01/31 (AMT)
1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital	No Opt. Call	A–	803,738
	Appreciation Series 2010A, 0.000%, 12/15/33
1,590	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	No Opt. Call	A–	1,687,896
	2010D, 5.000%, 12/15/23
170	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/22 at 100.00	A–	172,502
	2012A, 5.000%, 6/15/42
170	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	12/28 at 100.00	A–	169,735
	2019AA, 3.750%, 6/15/33
245	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control	No Opt. Call	BBB	256,456
	Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (AMT)
250	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding	No Opt. Call	Baa1	254,612
	Series 2012Q, 3.000%, 1/01/22
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed
	Bonds, Series 2018A:
670	5.000%, 6/01/29	6/28 at 100.00	A	752,752
100	5.000%, 6/01/31	6/28 at 100.00	A–	110,500
465	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed	No Opt. Call	BBB	462,917
	Bonds, Series 2018B, 3.200%, 6/01/27
10,515	Total New Jersey			10,592,191
	New Mexico – 0.3%
60	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Class 1	1/29 at 100.00	Aaa	62,078
	Series 2019D, 2.800%, 7/01/34
335	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding &	2/25 at 100.73	Aa2	365,314
	Acquisition Sub-Series 2019A, 5.000%, 11/01/39 (Mandatory Put 5/01/25)
395	Total New Mexico			427,392
	New York – 4.3%
	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue
	Bonds, Catholic Health System, Inc. Project, Series 2015:
210	5.000%, 7/01/23	No Opt. Call	BBB+	233,669
195	5.000%, 7/01/24	No Opt. Call	BBB+	223,310
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical	6/27 at 100.00	BBB–	236,386
	Center Obligated Group, Series 2017, 5.000%, 12/01/28, 144A
775	Dormitory Authority of the State of New York, State University Educational Facilities	5/22 at 100.00	AA	834,652
	Revenue Bonds, Third General Resolution, Series 2012A, 5.000%, 5/15/25
165	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	2/21 at 100.00	Aa2	170,726
	Series 2011A, 5.750%, 2/15/47

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Long Island Power Authority, New York, Electric System General Revenue Bonds,
	Series 2000A:
$ 240	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	$ 232,927
170	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	159,351
300	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	311,115
	Anticipation Note Series 2018C Subseries 2018C-2, 5.000%, 9/01/21
250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	262,840
	Anticipation Note Series 2019B-1, 5.000%, 5/15/22
200	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Bond	No Opt. Call	N/R	211,696
	Anticipation Note Series 2020A-1, 5.000%, 2/01/23
60	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	55,658
	Community Project, Series 2019, 5.000%, 1/01/40
835	New York State Energy Research and Development Authority, Pollution Control Revenue	No Opt. Call	A–	835,417
	Bonds, New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (AMT)
100	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond	11/27 at 100.00	Aa2	108,588
	Certified/Green Bond Series 2018I, 3.625%, 11/01/33
215	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Climate Bond	5/28 at 100.00	Aa2	216,946
	Certified/Sustainability Series 2019P, 2.600%, 11/01/34
205	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Refunding	5/28 at 100.00	Aa2	221,072
	Series 2019C, 3.500%, 11/01/34
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Refunding Bonds, Terminal One Group Association, LP Project, Series 2015:
60	5.000%, 1/01/22 (AMT)	No Opt. Call	BBB+	61,030
60	5.000%, 1/01/23 (AMT)	No Opt. Call	BBB+	61,495
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia
	Airport Terminal B Redevelopment Project, Series 2016A:
135	4.000%, 7/01/32 (AMT)	7/24 at 100.00	BBB	132,149
230	4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	224,749
185	5.000%, 7/01/34 (AMT)	7/24 at 100.00	BBB	191,351
100	5.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	102,238
35	4.000%, 7/01/46 – AGM Insured (AMT)	7/24 at 100.00	AA	35,585
500	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	507,580
5,425	Total New York			5,630,530
	North Carolina – 1.4%
100	North Carolina Housing Finance Agency, Home Ownership Revenue Bonds, 1998 Trust	1/29 at 100.00	AA+	100,970
	Agreement, Series 2020-43, 2.800%, 1/01/40
1,325	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C,	1/26 at 100.00	A	1,556,212
	5.000%, 1/01/29
250	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Capital	7/26 at 96.08	BBB	196,618
	Appreciation Series 2017C, 0.000%, 7/01/27
1,675	Total North Carolina			1,853,800
	North Dakota – 1.0%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center
	Project, Series 2014A:
200	5.000%, 7/01/29 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	208,866
650	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	678,815
100	North Dakota Housing Finance Agency, Home Mortgage Finance Program Bonds, Series 2019C,	7/28 at 100.00	Aa1	103,906
	3.200%, 7/01/39
200	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series	No Opt. Call	BBB–	238,598
	2017C, 5.000%, 6/01/28
1,150	Total North Dakota			1,230,185
	Ohio – 4.5%
120	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners,	5/22 at 100.00	AA–	127,274
	Refunding and Improvement Series 2012A, 5.000%, 5/01/33

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
$ 50	5.000%, 6/01/30	No Opt. Call	A–	$ 62,894
150	5.000%, 6/01/31	6/30 at 100.00	A–	187,588
130	5.000%, 6/01/32	6/30 at 100.00	A–	161,784
410	5.000%, 6/01/35	6/30 at 100.00	A–	504,735
30	4.000%, 6/01/48	6/30 at 100.00	BBB+	32,202
100	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/30 at 100.00	N/R	88,875
	Revenue Bonds, Refunding Senior Lien Series 2020B-2 Class 2, 5.000%, 6/01/55
480	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center	6/23 at 100.00	Ba2	497,909
	Project, Series 2013, 5.000%, 6/15/43
50	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc.,	4/20 at 100.00	A–	50,177
	Refunding Series 2008C, 5.500%, 8/15/24
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds,
	Series 2012C:
40	4.000%, 10/01/20	No Opt. Call	Aa3	40,576
45	5.000%, 10/01/21	No Opt. Call	Aa3	47,606
35	5.000%, 10/01/22	No Opt. Call	Aa3	38,226
45	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds,	No Opt. Call	N/R	169
	FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20 (6)
100	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	375
	FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (6)
425	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	1,594
	FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (6)
90	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	338
	FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (6)
130	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds,	No Opt. Call	N/R	487
	FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (6)
335	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	323,215
	Company Project, Refunding Series 2005A, 2.100%, 1/01/29 (Mandatory Put 10/01/24) (AMT)
200	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	187,242
	Company Project, Refunding Series 2007A, 2.500%, 8/01/40 (Mandatory Put 10/01/29) (AMT)
350	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	327,712
	Company Project, Refunding Series 2007B, 2.500%, 11/01/42 (Mandatory Put 10/01/29) (AMT)
100	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	10/24 at 100.00	BBB+	94,473
	Company Project, Refunding Series 2014B, 2.600%, 6/01/41 (Mandatory Put 10/01/29) (AMT)
100	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, American Electric Power	No Opt. Call	BBB+	95,376
	Company Project, Refunding Series 2014D, 1.900%, 5/01/26 (Mandatory Put 10/01/24)
45	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Pratt Paper Ohio, LLC	No Opt. Call	N/R	44,429
	Project, Series 2017, 3.750%, 1/15/28, 144A (AMT)
100	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed	9/28 at 100.00	Aaa	104,462
	Securities Program, Series 2019B, 3.000%, 9/01/39
100	Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, Mortgage-Backed	3/29 at 100.00	Aaa	102,228
	Securities Program, Series 2020A, 2.750%, 9/01/40
2,265	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien	2/31 at 100.00	Aa3	2,634,897
	Convertible Series 2013A-3, 0.000%, 2/15/34 (5)
120	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy	No Opt. Call	N/R	450
	Generating Corporation Project, Refunding Series 2006A, 3.000%, 5/15/20 (6)
230	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	862
	Generating Corporation Project, Refunding Series 2005B, 4.000%, 1/01/34 (6)
110	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	413
	Generating Corporation Project, Refunding Series 2008B, 3.625%, 10/01/33 (6)
220	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	825
	Generating Corporation Project, Refunding Series 2010A, 3.750%, 7/01/33 (6)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 235	Ohio Water Development Authority, Pollution Control Revenue Bonds, FirstEnergy Nuclear	No Opt. Call	N/R	$ 881
	Generating Corporation Project, Refunding Series 2010C, 4.000%, 6/01/33 (6)
110	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	412
	Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (6)
100	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education	3/25 at 100.00	N/R	102,122
	Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015,
	5.375%, 3/01/27
7,150	Total Ohio			5,862,808
	Oklahoma – 1.3%
70	Bryan County School Finance Authority, Oklahoma, Educational Facilities Lease Revenue	No Opt. Call	A	83,935
	Bonds, Durant Public Schools Project, Refunding Series 2020, 4.000%, 12/01/28
800	Caddo County Governmental Building Authority, Oklahoma, Sales Tax Revenue Bonds,	9/28 at 100.00	BBB+	853,296
	Refunding Series 2018, 3.625%, 9/01/33
250	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease	12/27 at 100.00	A	298,480
	Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/31
200	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	No Opt. Call	Baa3	246,482
	Project, Series 2018B, 5.000%, 8/15/28
125	Weatherford Industrial Trust Educational, Oklahoma, Facilities Lease Revenue Bonds,	3/29 at 100.00	A–	157,036
	Weatherford Public Schools Project, Series 2019, 5.000%, 3/01/31
1,445	Total Oklahoma			1,639,229
	Oregon – 1.0%
1,250	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 85.82	AA+	911,913
	Obligation Bonds, Deferred Interest Series 2017B, 0.000%, 6/15/31
360	Oregon State Business Development Commission, Recovery Zone Facility Revenue Bonds,	No Opt. Call	A+	364,705
	Intel Corporation Project, 232 Series 2010, 2.400%, 12/01/40 (Mandatory Put 8/14/23)
1,610	Total Oregon			1,276,618
	Pennsylvania – 5.2%
100	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue	No Opt. Call	Ba3	104,816
	Bonds, City Center Project, Series 2018, 5.000%, 5/01/28, 144A
345	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Tower Health Project,	8/29 at 101.50	BBB+	385,113
	Series 2020B-3, 5.000%, 2/01/40 (Mandatory Put 2/01/30)
125	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Master	6/28 at 100.00	AA	136,276
	Settlement, Series 2018, 4.000%, 6/01/39 – AGM Insured
200	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds,	No Opt. Call	A1	200,854
	Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory Put 9/01/22)
455	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds,	No Opt. Call	A1	457,994
	Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory Put 8/15/22)
175	Luzerne County Industrial Development Authority, Pennsylvania, Revenue Bonds,	12/29 at 100.00	A+	184,835
	Pennsylvania-American Water Company Project, Refunding Series 2019, 2.450%, 12/01/39
	(Mandatory Put 12/03/29) (AMT)
500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control	No Opt. Call	BBB+	501,760
	Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34
	(Mandatory Put 9/01/20)
5	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds,	No Opt. Call	N/R	19
	Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41 (6)
500	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	571,775
	Capitol Region Parking System, Junior Guaranteed Series 2013B, 5.500%, 1/01/27
250	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds,	1/24 at 100.00	AA	286,283
	Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/26 – AGM Insured
230	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds,	No Opt. Call	BBB	254,235
	Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/25 (AMT)
150	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University,	11/22 at 100.00	BBB–	155,061
	Series 2012, 5.000%, 5/01/42

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	4/27 at 100.00	AA+	$ 271,215
	2017-125A, 3.400%, 10/01/32 (AMT)
25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/27 at 100.00	AA+	26,497
	2019-128A, 3.650%, 10/01/32 (AMT)
100	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series	10/28 at 100.00	AA+	104,429
	2019-129, 2.950%, 10/01/34
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue
	Bonds, Subordinate Series 2010A1&2:
115	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	117,939
475	5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	AA– (4)	487,141
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second
	Series 2016B-2:
400	5.000%, 6/01/29	6/26 at 100.00	A3	474,868
855	5.000%, 6/01/35	6/26 at 100.00	A3	1,001,949
250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Third	12/27 at 100.00	A3	306,113
	Series 2017, 5.000%, 12/01/32
190	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%,	No Opt. Call	N/R (4)	191,305
	5/15/20 – NPFG Insured (ETM)
65	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and	4/20 at 100.00	N/R	63,571
	Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21
95	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016,	5/24 at 100.00	BB+	104,409
	5.000%, 11/15/26
60	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue	No Opt. Call	BB+	56,122
	Bonds, Marywood University, Series 2016, 3.375%, 6/01/26
330	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical	No Opt. Call	A– (4)	350,434
	Community Hospital Project, Refunding & Improvement Series 2011, 5.750%, 8/01/21 (ETM)
6,245	Total Pennsylvania			6,795,013
	Puerto Rico – 1.6%
210	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	No Opt. Call	CC	218,925
	6.125%, 7/01/24
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
215	5.250%, 7/01/24	7/22 at 100.00	CC	205,594
105	4.250%, 7/01/25	7/22 at 100.00	CC	92,400
220	5.000%, 7/01/33	7/22 at 100.00	CC	208,450
130	5.125%, 7/01/37	7/22 at 100.00	CC	123,500
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds,
	Restructured 2018A-1:
280	0.000%, 7/01/27	No Opt. Call	N/R	213,548
352	0.000%, 7/01/29	7/28 at 98.64	N/R	244,024
581	0.000%, 7/01/31	7/28 at 91.88	N/R	362,038
341	0.000%, 7/01/33	7/28 at 86.06	N/R	189,115
217	4.500%, 7/01/34	7/25 at 100.00	N/R	218,031
2,651	Total Puerto Rico			2,075,625
	Rhode Island – 0.2%
200	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New	9/23 at 100.00	N/R (4)	227,312
	England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)
	South Carolina – 0.1%
130	Patriots Energy Group Financing Agency, South Carolina, Gas Supply Revenue Bonds, Series	11/23 at 100.30	Aa2	134,417
	2018A, 4.000%, 10/01/48 (Mandatory Put 2/01/24)
	South Dakota – 0.2%
	South Dakota Housing Development Authority, Homeownership Mortgage Revenue Bonds,
	Series 2018B:
50	3.850%, 11/01/33	11/27 at 100.00	AAA	54,888
125	4.050%, 11/01/38	11/27 at 100.00	AAA	136,923
175	Total South Dakota			191,811

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 1.1%
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue
	Bonds, Covenant Health, Refunding Series 2012A:
$ 105	4.000%, 1/01/22	No Opt. Call	A+	$ 109,676
180	5.000%, 1/01/23	No Opt. Call	A+	197,089
100	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities	No Opt. Call	N/R	60,000
	Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A, 0.000%,
	6/15/27, 144A (6)
100	The Tennessee Energy Acquisition Corporation, Gas Project Revenue Bonds, Series 2018,	8/25 at 100.22	A	104,036
	4.000%, 11/01/49 (Mandatory Put 11/01/25)
920	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 4.000%,	2/23 at 100.43	A	942,935
	5/01/48 (Mandatory Put 5/01/23)
1,405	Total Tennessee			1,413,736
	Texas – 6.6%
10	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding	5/20 at 100.00	AA (4)	10,033
	Series 2010, 5.875%, 5/01/40 (Pre-refunded 5/01/20)
540	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011,	1/21 at 100.00	A– (4)	560,417
	6.250%, 1/01/46 (Pre-refunded 1/01/21)
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	1,090,610
	5.000%, 1/01/31
100	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding &	No Opt. Call	A+	100,655
	Improvement Series 2016, 1.600%, 11/01/21, 144A (AMT)
205	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series	11/20 at 100.00	A+	208,325
	2012B, 5.000%, 11/01/35
250	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Bond	No Opt. Call	A+	271,728
	Anticipation Note Series 2014A, 5.000%, 2/01/23
155	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien	No Opt. Call	A3	177,549
	Series 2014C, 5.000%, 11/15/24
395	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien	11/24 at 100.00	AA	454,171
	Series 2014A, 5.000%, 11/15/26 – AGM Insured
50	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc.	7/24 at 100.00	BB–	49,750
	Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (AMT)
500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	No Opt. Call	A	472,775
	Entertainment Project, Series 2001B, 0.000%, 9/01/23 – AMBAC Insured
430	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds	11/25 at 100.00	A1	489,030
	Series 2015, 5.000%, 11/01/28 (AMT)
200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	Baa1	197,514
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
100	5.000%, 12/01/25	No Opt. Call	B1	108,915
100	5.250%, 12/01/28	12/25 at 100.00	B1	109,578
100	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	102,338
	Senior Lien Series 2018, 4.625%, 10/01/31, 144A (AMT)
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds,
	Children’s Medical Center Dallas Project, Series 2012:
450	5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	491,153
380	5.000%, 8/15/25 (Pre-refunded 8/15/22)	8/22 at 100.00	Aa2 (4)	414,751
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible
	Capital Appreciation Series 2011C:
225	0.000%, 9/01/43 (Pre-refunded 9/01/31) (5)	9/31 at 100.00	N/R (4)	290,423
490	0.000%, 9/01/45 (Pre-refunded 9/01/31) (5)	9/31 at 100.00	N/R (4)	686,897
760	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest	9/21 at 100.00	N/R (4)	801,466
	Series 2011D, 5.000%, 9/01/24 (Pre-refunded 9/01/21)
465	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A,	No Opt. Call	A+	511,133
	5.000%, 1/01/23
110	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	113,650
	Series 2012, 5.000%, 12/15/32

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) March 31, 2020

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility
	Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien Series 2019A:
$ 210	4.000%, 12/31/38	12/29 at 100.00	Baa2	$ 213,555
125	4.000%, 12/31/39	12/29 at 100.00	Baa2	126,709
475	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding	8/24 at 100.00	A–	501,172
	Second Tier Series 2015C, 5.000%, 8/15/31
7,825	Total Texas			8,554,297
	Virginia – 1.2%
200	Chesapeake Industrial Development Authority, Virginia, Pollution Control Revenue Bonds,	No Opt. Call	A2	204,846
	Virginia Electric and Power Company Project, Refunding Series 2008A, 1.900%, 2/01/32
	(Mandatory Put 6/01/23)
130	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia	No Opt. Call	A2	132,801
	Electric and Power Company, Refunding Series 2008A, 1.900%, 11/01/35 (Mandatory Put 6/01/23)
120	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds,	No Opt. Call	A2	121,170
	Virginia Electric and Power Company, Series 2008C, 1.800%, 11/01/35 (Mandatory Put 4/01/22)
300	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes	1/22 at 100.00	BBB	300,132
	LLC Project, Series 2019, 5.000%, 7/01/49 (AMT)
575	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River	7/22 at 100.00	BBB	584,045
	Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (AMT)
200	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal	No Opt. Call	A2	199,612
	Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40
	(Mandatory Put 9/01/20)
1,525	Total Virginia			1,542,606
	Washington – 2.4%
1,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C, 5.000%,	No Opt. Call	AA–	1,098,780
	4/01/23 (AMT)
105	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	2/25 at 100.00	BBB+	120,847
	2019B-2, 5.000%, 8/01/49 (Mandatory Put 8/01/25)
175	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series	2/26 at 100.00	BBB+	205,340
	2019B-3, 5.000%, 8/01/49 (Mandatory Put 8/01/26)
1,050	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+	1,075,662
	Research Center, Series 2011A, 5.375%, 1/01/31
585	Whidbey Island Public Hospital District, Island County, Washington, General Obligation	12/22 at 100.00	Baa2	637,311
	Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33
2,915	Total Washington			3,137,940
	West Virginia – 0.6%
100	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue,	No Opt. Call	N/R	100,894
	University Town Centre Economic Opportunity Development District, Refunding & Improvement
	Series 2017A, 4.500%, 6/01/27, 144A
250	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds,	No Opt. Call	A–	249,330
	Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory
	Put 9/01/20) (AMT)
115	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds,	No Opt. Call	A–	116,923
	Wheeling Power Company – Mitchell Project, Series 2013A, 3.000%, 6/01/37 (Mandatory
	Put 4/01/22) (AMT)
70	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area	9/24 at 100.00	Baa1	80,218
	Medical Center, Series 2014A, 5.000%, 9/01/25
240	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health	6/27 at 100.00	A	261,437
	System Obligated Group, Improvement Series 2017A, 3.375%, 6/01/29
775	Total West Virginia			808,802

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 3.6%
$ 600	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American	12/27 at 100.00	N/R	$ 591,060
	Dream @ Meadowlands Project, Series 2017, 6.500%, 12/01/37, 144A
350	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste	5/26 at 100.00	A–	345,023
	Management Inc., Refunding Series 2016A-2, 2.875%, 5/01/27 (AMT)
	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project,
	Refunding Series 2016C:
65	4.050%, 11/01/30	5/26 at 100.00	BBB	59,972
145	4.300%, 11/01/30 (AMT)	5/26 at 100.00	BBB	136,734
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series
	2013A:
755	4.000%, 4/01/20	No Opt. Call	AA–	755,000
45	5.000%, 4/01/22	No Opt. Call	AA–	48,336
325	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health	No Opt. Call	Aa3 (4)	328,643
	Care, Inc., Series 2010B, 5.000%, 7/15/20 (ETM)
675	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health	7/21 at 100.00	Aa3 (4)	708,959
	Care, Inc., Series 2012A, 5.000%, 7/15/25 (Pre-refunded 7/15/21)
1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds,	12/24 at 100.00	AA–	1,744,200
	ThedaCare Inc., Series 2015, 5.000%, 12/15/26
4,460	Total Wisconsin			4,717,927
	Wyoming – 0.1%
85	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power	5/29 at 100.00	A	85,693
	Cooperative, Dry Fork Station Facilities, Series 2019A, 3.625%, 7/15/39
$ 122,219	Total Municipal Bonds (cost $119,569,669)			124,358,325

Shares	Description (1)	Value
	COMMON STOCKS – 1.1%
	Electric Utilities – 1.1%
65,568	Energy Harbor Corp (7), (8)	$ 1,483,476
	Total Common Stocks (cost $1,235,474)	1,483,476
	Total Long-Term Investments (cost $120,805,143)	125,841,801

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.1%
	MUNICIPAL BONDS – 1.1%
	National – 0.2%
$ 252	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C Series 2018, Variable Rate
	Demand Obligations, 5.510%, 11/30/21 (SIFMA reference rate + 0.800% spread), 144A (9), (10)	No Opt. Call	A+	$ 252,372
	Alabama – 0.5%
625	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds,
	Alabama Power Company Barry Plan, Series 2008, Variable Rate Demand Obligations, 2.900%,
	7/15/34 (Mandatory Put 12/12/23) (9)	No Opt. Call	F1	645,125
	Florida – 0.4%
665	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds,
	Virgin Trains USA Passenger Rail Project, Series 2019A, Variable Rate Demand Obligations ,
	6.250%, 1/01/49 (AMT) (Mandatory Put 1/01/24), 144A (9)	6/20 at 104.00	N/R	602,217
$ 1,542	Total Short-Term Investments (cost $1,542,372)			1,499,714
	Total Investments (cost $122,347,515) – 98.0%			127,341,515
	Other Assets Less Liabilities – 2.0%			2,537,239
	Net Assets Applicable to Common Shares – 100%			$ 129,878,754

NIM	Nuveen Select Maturities Municipal Fund Portfolio of Investments (continued) March 31, 2020

(1)   All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)  Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)  For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)  Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)  Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)   Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)  Common Stock received as part of the bankruptcy settlement for Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35; Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 0.000%, 7/01/33; Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/20; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33; Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33; and Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor, Series 2006A, 2.550%, 11/01/41.
(8)  For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(9)  Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(10)  Variable rate security. The rate shown is the coupon as of the end of the reporting period.
144A     Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT      Alternative Minimum Tax
ETM Escrowed to maturity
SIFMA   Securities Industry and Financial Market Association
See accompanying notes to financial statements.

Statement of Assets and Liabilities
March 31, 2020

Assets
Long-term investments, at value (cost $120,805,143)	$125,841,801
Short-term investments, at value (cost $1,542,372)	1,499,714
Cash	181,280
Receivable for:
Interest	1,399,031
Investments sold	1,415,353
Other assets	44
Total assets	130,337,223
Liabilities
Payable for dividends	321,883
Accrued expenses:
Management fees	50,878
Trustees fees	707
Custodian fees	36,381
Other	48,620
Total liabilities	458,469
Net assets applicable to common shares	$129,878,754
Common shares outstanding	12,445,363
Net asset value (“NAV”) per share outstanding	$10.44
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$124,454
Paid-in surplus	123,843,414
Total distributable earnings	5,910,886
Net assets applicable to common shares	$129,878,754
Authorized common shares	Unlimited

See accompanying notes to financial statements.

Statement of Operations
Year Ended March 31, 2020

Investment Income	$4,603,122
Expenses
Management fees	609,609
Custodian fees	47,703
Trustees fees	3,179
Professional fees	28,512
Shareholder reporting expenses	27,018
Shareholder servicing agent fees	2,954
Stock exchange listing fees	6,904
Investor relations expenses	8,301
Other	19,773
Total expenses	753,953
Net investment income (loss)	3,849,169
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	564,816
Change in net unrealized appreciation (depreciation) of investments	(2,039,235)
Net realized and unrealized gain (loss)	(1,474,419)
Net increase (decrease) in net assets applicable to common shares from operations	$2,374,750

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	3/31/20	3/31/19
Operations
Net investment income (loss)	$3,849,169	$4,093,493
Net realized gain (loss) from investments	564,816	(65,251)
Change in net unrealized appreciation (depreciation) of investments	(2,039,235)	2,726,565
Net increase (decrease) in net assets applicable to common shares from operations	2,374,750	6,754,807
Distributions to Common Shareholders
Dividends	(3,957,625)	(3,926,512)
Decrease in net assets applicable to common shares from distributions to shareholders	(3,957,625)	(3,926,512)
Net increase (decrease) in net assets applicable to common shares	(1,582,875)	2,828,295
Net assets applicable to common shares at the beginning of period	131,461,629	128,633,334
Net assets applicable to common shares at the end of period	$129,878,754	$131,461,629

See accompanying notes to financial statements.

Financial Highlights
Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders				Common Share
		Net	Net			From
		Investment	Realized/		From Net	Accumulated				Ending
	Beginning	Income	Unrealized		Investment	Net Realized			Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains		Total	NAV	Price
Year Ended 3/31:
2020	$10.56	$0.31	$(0.11)	$0.20	$(0.32)	$—		$(0.32)	$10.44	$9.77
2019	10.34	0.33	0.21	0.54	(0.32)	—		(0.32)	10.56	9.96
2018	10.28	0.33	0.04	0.37	(0.31)	—		(0.31)	10.34	9.69
2017	10.64	0.32	(0.36)	(0.04)	(0.32)	—	*	(0.32)	10.28	9.93
2016	10.59	0.32	0.06	0.38	(0.33)	—		(0.33)	10.64	10.57

		Common Share Supplemental Data/
		Ratio Applicable to Common Shares
Common Shares
Total Returns			Ratios to Average Net Assets
	Based			Net
Based	on	Ending		Investment	Portfolio
on	Share	Net Assets		Income	Turnover
NAV(a)	Price(a)	(000)	Expenses	(Loss)	Rate(b)
1.83%	1.14%	$129,879	0.56%	2.88%	13%
5.28	6.16	131,462	0.57	3.18	16
3.65	0.67	128,633	0.58	3.20	18
(0.43)	(3.13)	127,963	0.58	3.01	15
3.66	1.24	132,337	0.57	3.01	20

(a)
Total Return Based on Common Share NAV is the combination of changes in NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distri- butions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives, Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $0.01 per share.
See accompanying notes to financial statements.

Notes to
 Financial Statements
1. General Information
Fund Information
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Select Maturities Municipal Fund (NIM) (the “Fund”). The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on July 23, 1992.
The end of the reporting period for the Fund is March 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Fund’s financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund’s normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2. Significant Accounting Principles
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders
Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Dividend income is recorded on the ex-dividend date.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Fund and it did not have a material impact on the Fund’s financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund’s financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.
3. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Fund’s investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Notes to Financial Statements (continued)
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued, at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
	Level 1	Level 2		Level 3	Total
Long-Term Investments:
Municipal Bonds*	$—	$124,358,325		$—	$124,358,325
Common Stocks	—	1,483,476	**	—	1,483,476
Short-Term Investments:
Municipal Bonds*	—	1,499,714		—	1,499,714
Total	$—	$127,341,515		$—	$127,341,515

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

4. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period aggregated $16,919,273 and $16,973,220, respectively.
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when issued/delayed-delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5. Fund Shares
The Fund did not have any share transactions during the current and prior fiscal period.
6. Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2020.
Tax cost of investments	$122,281,614
Gross unrealized:
Appreciation	$6,744,087
Depreciation	(1,684,186)
Net unrealized appreciation (depreciation) of investments	$5,059,901

Permanent differences, primarily due to taxable market discount and paydowns, resulted in reclassifications among the Fund’s components of common shares net assets as of March 31, 2020, the Fund’s tax year end.

Notes to Financial Statements (continued)
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2020, the Fund’s tax year end, were as follows:
Undistributed net tax-exempt income[1]	$513,603
Undistributed net ordinary income[2]	79,468
Undistributed net long-term capital gains	587,717

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 2, 2020, paid on April 1, 2020.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Fund’s tax years ended March 31, 2020 and March 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020
Distributions from net tax-exempt income[3]	$3,941,569
Distributions from net ordinary income[2]	16,056
Distributions from net long-term capital gains	—
2019
Distributions from net tax-exempt income	$3,867,601
Distributions from net ordinary income[2]	52,688
Distributions from net long-term capital gains	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Fund hereby designates these amounts paid during the fiscal year ended March 31, 2020, as Exempt Interest Dividends.
During the Fund’s tax year ended March 31, 2020, the Fund utilized $63,555 of capital loss carryforwards.
7. Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.3000%
For the next $125 million	0.2875
For the next $250 million	0.2750
For the next $500 million	0.2625
For the next $1 billion	0.2500
For the next $3 billion	0.2250
For managed assets over $5 billion	0.2125

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily net assets:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2020, the complex-level fee rate for the Fund was 0.1590%.

Other Transactions with Affiliates
The Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Fund did not engage in inter-fund trades pursuant to these procedures.
8. Borrowing Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The credit facility expires in June 2020 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

Notes to Financial Statements (continued)
During the current fiscal period, the Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was a follows:

Maximum outstanding balance	$716,009
During the Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings was a follows:
Utilization period (days outstanding)	2
Average daily balance outstanding	716,009
Average annual interest rate	2.76%
Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale	Carole E. Stone
Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street	200 East Randolph Street	Company, N.A.
Boston, MA 02111	Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.
NIM
Shares repurchased	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
■ Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.
■ Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
■ Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
■ Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
■ Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
■ Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
■ S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
■ Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director,
1959			Quality Control Corporation (since 2012); member: Catalyst Schools of
333 W. Wacker Drive	Chairman and	2008	Chicago Board (since 2008) and Mather Foundation Board (since 2012),	156
Chicago, IL 6o6o6	Board Member	Class II	and chair of its Investment Committee; formerly, Director, Fulcrum IT
Services LLC (2010- 2019); formerly, Director, Legal & General Investment
Management America, Inc. (2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly,
Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust
Global Investments Board (2004-2007), Northern Trust Japan Board
(2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern
Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, a private philanthropic corporation; Director and Chairman,
333 W. Wacker Drive	Board Member	1999	United Fire Group, a publicly held company; Director, Public Member,	156
Chicago, IL 6o6o6		Class III	American Board of Orthopaedic Surgery (since 2015); Life Trustee of
Coe College and the Iowa College Foundation; formerly, President
Pro-Tem of the Board of Regents for the State of Iowa University System;
formerly, Director, Alliant Energy and The Gazette Company; formerly,
Director, Federal Reserve Bank of Chicago; formerly, President and Chief
Operating Officer, SCI Financial Group, Inc., a regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	156
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); formerly, Chairman (2019),
333 W. Wacker Drive	Board Member	2016	and Director (2012-2019), USA Technologies, Inc., a provider of	156
Chicago, IL 6o6o6		Class III	solutions and services to facilitate electronic payment transactions;
formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant
(2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing
Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One
Point Services at One Point Communications (1999- 2000); formerly,
Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer
(1995-1996) of Zenith Electronics Corporation.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (since 2008), a private firm
1962			which develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients; served on The President’s Council of Fordham University (2010-	156
Chicago, IL 6o6o6		Class II	2019) and previously a Director of the Curran Center for Catholic
American Studies (2009- 2018); formerly, senior external advisor to the
Financial Services practice of Deloitte Consulting LLP. (2012-2014); former
Chair of the Board of Trustees of Marian University (2010-2014 as trustee,
2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO
Bank N.V., North America, and Global Head of the Financial Markets
Division (2007-2008), with various executive leadership roles in ABN
AMRO Bank N.V. between 1996 and 2007.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013); formerly, Board Member,
1947			U.S. Endowment for Forestry and Communities (2013-2019); formerly,
333 W. Wacker Drive	Board Member	1997	Executive Director (1994-2012), Gaylord and Dorothy Donnelley	156
Chicago, IL 6o6o6		Class I	Foundation; prior thereto, Executive Director, Great Lakes Protection
Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); former Director,
333 W. Wacker Drive	Board Member	2007	Cboe, Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May	156
Chicago, IL 6o6o6		Class I	2020); formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	156
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (2005-2014); Member of the Board of Trustees of New
York-Presbyterian Hospital (since 2005); Member (since 2004) and
Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (2010-2016); formerly, President and Principal
333 W. Wacker Drive	Board Member	2017	Executive Officer (2013-2016), and Senior Vice President and Chief	156
Chicago, IL 6o6o6		Class II	Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc.
(formerly, JPMorgan Funds Management, Inc. and formerly, One Group
Administrative Services) and JPMorgan Distribution Services, Inc.
(formerly, One Group Dealer Services, Inc.) (1999-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director
1962	Chief		(2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since
333 W. Wacker Drive	Administrative	2007	2017), formerly, Managing Director (2014-2017) of Nuveen Fund
Chicago, IL 6o6o6	Officer		Advisors, LLC.

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President
1979			(2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing
333 W. Wacker Drive	Vice President	2016	Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

■ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President
1970	Chief Compliance		(2008-2017) of Nuveen.
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

■ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of
1963			Nuveen (since 2006), Vice President prior to 2006.
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President
1961			(2014-2017) of Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

■ BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director
1974			(since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment
333 W. Wacker Drive	Vice President	2019	Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 6o6o6			Chartered Financial Analyst and Certified Financial Risk Manager.

■ JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior
1963			Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief
8500 Andrew Carnegie Blvd.	Vice President	2019	Investment and Model Risk Officer, Wealth & Investment Management Division,
Charlotte, NC 28262			Wells Fargo Bank (NA) (from 2013-2019).

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel
1966	Vice President		(since 2016) of Nuveen Investments, Inc., formerly, Executive Vice
333 W. Wacker Drive	and Assistant	2007	President (2016-2017) and Managing Director and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(2008-2016); Senior Managing Director (since 2017) and Assistant
Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive
Vice President (2016-2017) and Managing Director (2008-2016); Senior
Managing Director (since 2017), Secretary (since 2016) and Co-General
Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive
Vice President (2016-2017), Managing Director (2008-2016) and Assistant
Secretary (2007-2016); Senior Managing Director (since 2017), Secretary
(since 2016) and Associate General Counsel (since 2011) of Nuveen Asset
Management, LLC, formerly Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); Senior Managing
Director (since 2017) and Secretary (since 2016) of Nuveen Investments
Advisers, LLC, formerly Executive Vice President (2016- 2017); Vice President
(since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of
NWQ Investment Management Company, LLC, Symphony Asset
Management LLC, Santa Barbara Asset Management, LLC and Winslow
Capital Management, LLC (since 2010). Senior Managing Director (since 2017)
and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at
1973			Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC
8500 Andrew Carnegie Blvd.	Vice President	2019	(since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF
Charlotte, NC 28262			Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual
Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA
Separate Account VA-1 and the CREF Accounts; has held various positions with
TIAA since 2004.

■ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director
1966			(2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC
333 W. Wacker Drive	Vice President	2018	and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017),
Chicago, IL 60606			formerly, Managing Director (2016-2017), Senior Vice President (2010-2016)
of Nuveen, has held various positions with Nuveen since 1991.

■ DEANN D. MORGAN			Executive Vice President, Global Head of Product at Nuveen (since November
1969			2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020);
100 Park Avenue	Vice President	2020	Managing Member MDR Collaboratory LLC (since 2018); Managing Director,
New York, NY 10016			Head of Wealth Management Product Structuring & COO Multi Asset Investing,
The Blackstone Group (2013-2017).

■ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director
1967			from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative
333 W. Wacker Drive	Vice President	2017	Investments, LLC; Executive Vice President (since 2017), formerly,
Chicago, IL 6o6o6			Managing Director (2015-2017), of Nuveen Securities, LLC; formerly,
Managing Director (2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen
1971	Vice President		Securities, LLC; Managing Director (since 2017), formerly, Senior
333 W. Wacker Drive	and Assistant	2008	Vice President (2016-2017), Co-General Counsel (since 2019) and
Chicago, IL 6o6o6	Secretary		Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC;
Managing Director (since 2017), formerly, Senior Vice President
(2012-2017) and Associate General Counsel (since 2016), formerly,
Assistant General Counsel (2008-2016) of Nuveen.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President
1975			(2016-2017) and Vice President (2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC
1973	Vice President		(since 2019), formerly, Managing Director; Senior Managing Director
TIAA	and Controller	2019	(since 2019), Nuveen Fund Advisers, LLC; Principal Financial Officer,
730 Third Avenue			Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds,
New York, NY 10017			the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer
(since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration
(2014-2015); has held various positions with TIAA since 2006.

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since
1968	Vice President		2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC
333 W. Wacker Drive	and Assistant	2008	(since 2019); Vice President (since 2010) and Associate General Counsel
Chicago, IL 60606	Secretary		(since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen
1956	Vice President		Securities, LLC; Managing Director (since 2004) and Assistant Secretary
333 W. Wacker Drive	Secretary	1988	(since 1994) of Nuveen Investments, Inc.; Managing Director (since
Chicago, IL 60606			2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011)
of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and
Associate General Counsel of Nuveen Asset Management, LLC (since 2011);
Vice President (since 2017), formerly, Managing Director (2003-2017) and
Assistant Secretary (since 2003) of Symphony Asset Management LLC;
Managing Director and Assistant Secretary (since 2002) of Nuveen Investments
Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment
Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC
(since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered
Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-A-0320D 1172651-INV-Y-05/21

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Select Maturities Municipal Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
March 31, 2020	$21,830	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2019	$21,410	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2020	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2020	$ 0	$ 0	$ 0	$ 0
March 31, 2019	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Paul Brennan, CFA, Managing Director, manages several Nuveen tax-exempt fixed income portfolios.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.   He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a registered CPA (inactive) and has earned the Chartered Financial Analyst (CFA) designation.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	10	$23.53 billion
	Other Pooled Investment Vehicles	1	$39.5 million
	Other Accounts	2	$50.8 million
*	Assets are as of March 31, 2020. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:
Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NIM SECURITIES AS OF MARCH 31, 2020

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Paul Brennan	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: June 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: June 5, 2020

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: June 5, 2020